Exhibit 99.1
July 29, 2025
Finward Bancorp Announces Second Quarter 2025 Results
Munster, Indiana - Finward Bancorp (Nasdaq: FNWD) (the “Bancorp”), the holding company for Peoples Bank (the
“Bank”), today announced that net income available to common stockholders was $2.2 million, or $0.50 per diluted share, for the quarter ended June 30, 2025, as compared to $455 thousand, or $0.11 per diluted share, for the quarter ended
March 31, 2025. Selected performance metrics are as follows for the periods presented:

Performance Ratios
	Quarter ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Return on equity	5.66%	1.17%	5.39%	1.60%	0.39%
Return on assets	0.42%	0.09%	0.41%	0.12%	0.03%
Net interest margin, tax-equivalent (non-GAAP)	3.11%	2.95%	2.79%	2.66%	2.67%
Non-interest income/average assets	0.53%	0.43%	0.72%	0.55%	0.50%
Non-interest expense/average assets	2.90%	2.81%	2.75%	2.80%	2.79%
Efficiency ratio	88.92%	93.11%	87.20%	97.32%	98.56%
“Our team has been focused on improving core operating results over the past several quarters, and this quarter has begun to show the results of those efforts. Net interest margin expanded for another consecutive quarter and is above 3% on a tax-
equivalent basis. Importantly, we have moved Tier 1 capital up above key internal targets, and asset quality has remained relatively stable. Net recoveries were a strong point, and supported overall profitability and credit quality.  Seasonal and timing factors impacted operating expense and non-interest income, and we see continued opportunity in both areas as the year moves forward,” said Benjamin Bochnowski, CEO.
Highlights of the current period include:
•Net Interest Margin - The net interest margin for the quarter ended June 30, 2025 was 2.97% compared to 2.81% for the quarter ended March 31, 2025. Net interest margin on a tax-equivalent basis (a non-GAAP measure) for the quarter ended June 30, 2025 was 3.11%, as compared to 2.95% for the quarter ended March 31, 2025. The increased net interest margin from the prior quarter is primarily the result of increased loan yields from repricing, as well as improved funding costs and mix.
•Funding - As of June 30, 2025, deposits totaled $1.8 billion, an increase of $4.5 million, or 0.3% compared with
March 31, 2025 balances, which also totaled $1.8 billion. As of June 30, 2025, non-interest-bearing deposits totaled
$271.2 million, a decrease of $10.3 million. Core deposits totaled $1.2 billion at June 30, 2025 and March 31, 2025.
Core deposits include checking, savings, and money market accounts and represented 69.1% of the Bancorp’s total deposits at June 30, 2025. As of June 30, 2025, balances for certificates of deposit totaled $542.7 million, compared to
$544.8 million on March 31, 2025, a decrease of $2.1 million or 0.4%. The increase in total portfolio deposits is primarily related to cyclical flows and continued adjustments to deposit pricing. In addition, as of June 30, 2025, borrowings and repurchase agreements totaled $113.3 million, an increase of $11.6 million or 11.4%, compared to
March 31, 2025. The increase in short-term borrowings was the result of cyclical inflows and outflows of interest-
earning assets and interest-bearing liabilities.
As of June 30, 2025, 71.7% of our deposits are fully FDIC insured, and another 8.0% are further backed by the Indiana
Public Deposit Insurance Fund. The Bancorp’s liquidity position remains strong with solid core deposit customer relationships, excess cash, debt securities, contractual loan repayments, and access to diversified borrowing sources.
As of June 30, 2025, the Bancorp had available liquidity of $728 million including borrowing capacity from the FHLB and Federal Reserve facilities.

Exhibit 99.1
•Securities Portfolio - Securities available for sale balances decreased by $2.3 million to $327.8 million as of June 30,
2025, compared to $330.1 million as of March 31, 2025. The decrease in securities available for sale was primarily due to payoffs of collateralized mortgage obligations and residential mortgage-backed securities within the portfolio. The yield on the securities portfolio increased to 2.42% for the three months ended June 30, 2025 from 2.38% for the three months ended March 31, 2025. Management did not execute any securities sale transactions during the quarter.
•Lending - The Bank’s aggregate loan portfolio totaled $1.5 billion on both June 30, 2025 and March 31, 2025. During the three months ended June 30, 2025, the Bank originated $46.1 million in new commercial loans, compared to $36.7 million during the three months ended March 31, 2025.  At June 30, 2025, the Bancorp’s portfolio loan balances in commercial real estate owner occupied properties totaled $251.0 million or 16.9% of total loan balances and commercial real estate non-owner occupied properties totaled $299.9 million or 20.1% of total loan balances. Of the
$299.9 million in commercial real estate non-owner occupied properties balances, loans collateralized by office buildings represented $42.1 million or 2.8% of total loan balances.
•Asset Quality - At June 30, 2025, non-performing loans totaled $13.5 million, compared to $12.5 million at March 31,
2025, an increase of $1.0 million or 8.4%. The Bank’s ratio of non-performing loans to total loans was 0.91% at
June 30, 2025, compared to 0.84% at March 31, 2025. The Bank’s ratio of non-performing assets to total assets increased to 0.74% at June 30, 2025 from 0.69% at March 31, 2025. Management maintains a vigilant oversight of nonperforming loans through proactive relationship management.
    The allowance for credit losses (ACL) on loans totaled $18.2 million at June 30, 2025, or 1.22% of total loans receivable, compared to $17.9 million at March 31, 2025, or 1.20% of total loans receivable, an increase of $229 thousand or 1.3%. The Bank's unused commitment reserve, included in other liabilities, totaled $2.0 million at June 30,
2025, compared to $2.1 million at March 31, 2025, a decrease of $89 thousand or 4.2%.
      For the quarter ended June 30, 2025, the Bank recorded a net benefit from credit loss totaling $274 thousand based on net loan recoveries, reduction of certain loan and unfunded commitment segment balances, and other factors within the
Bank's ACL modeling. The second quarter's benefit consisted of a $185 thousand reversal for credit losses on loans, and a $89 thousand reversal of credit losses on unused commitments. For the quarter ended June 30, 2025, net loan recoveries totaled $414 thousand, compared to net charge-offs of $33 thousand for the quarter ended March 31, 2025.
The allowance for credit losses as a percentage of non-performing loans, or coverage ratio, was 133.0% at June 30,
2025, compared to 143.8% at March 31, 2025.
•Operating Expenses - Non-interest expense as a percentage of average assets was 2.90% for the quarter ended
June 30, 2025, as compared to 2.81% for the quarter ended March 31, 2025. The increase in non-interest expenses quarter over quarter was primarily attributable to higher data processing expenses and higher marketing expenses. The
Bank remains focused on identifying additional operating efficiencies and third-party expense reductions.
•Capital Adequacy - As of June 30, 2025, the Bank’s tier 1 leverage ratio was 8.69%, an improvement of 0.21%
compared to 8.48% at March 31, 2025. The Bank’s capital continues to exceed all applicable regulatory capital requirements as set forth in 12 C.F.R. § 324. The Bancorp’s tangible book value per share (non-GAAP) was $30.16 at
June 30, 2025, up from $29.55 as of March 31, 2025. Tangible common equity to total assets (non-GAAP) was 6.32%
at June 30, 2025, up from 6.26% as of March 31, 2025. Excluding accumulated other comprehensive losses, tangible book value per share (non-GAAP) increased to $43.47 as of June 30, 2025, from $43.02 as of March 31, 2025.

Exhibit 99.1
Disclosures Regarding Non-GAAP Financial Measures
Reported amounts are presented in accordance with GAAP. In this press release, the Bancorp also provides certain financial measures identified as non-GAAP. The Bancorp’s management believes that the non-GAAP information, which consists of tangible common equity, tangible common equity adjusted for accumulated other comprehensive losses, tangible book value per share, tangible book value per share adjusted for accumulated other comprehensive losses, tangible common equity/total assets, tangible common equity adjusted for other comprehensive loss/total assets, net interest margin on a tax-equivalent basis, and efficiency ratio which can vary from period to period, provides a better comparison of period to period operating performance. The net interest income and net interest margin on a tax-equivalent basis measures recognize the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal corporate income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. Additionally, the Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation of non-GAAP Financial Measures" below for more information.
About Finward Bancorp
Finward Bancorp is a locally managed and independent financial holding company headquartered in Munster, Indiana, whose activities are primarily limited to holding the stock of Peoples Bank. Peoples Bank provides a wide range of personal, business, electronic and wealth management financial services from its 26 locations in Lake and Porter Counties in Northwest Indiana and Chicagoland. Finward Bancorp’s common stock is quoted on The NASDAQ Stock Market, LLC under the symbol FNWD. The website ibankpeoples.com provides information on Peoples Bank’s products and services, and Finward Bancorp’s investor relations.
Forward Looking Statements
This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of the Bancorp. For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this communication should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.
Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in domestic and international trade policies, including tariffs and other non-tariff barriers, and the effects of such changes on the Bank and its customers; risks related to the development and use of artificial intelligence (AI); the Bank’s ability to demonstrate compliance with the terms of the previously disclosed consent order and memorandum of understanding entered into between the Bank and the Federal Deposit Insurance
Corporation (“FDIC”) and Indiana Department of Financial Institutions (“DFI”), or to demonstrate compliance to the satisfaction of the FDIC and/or DFI within prescribed time frames; the Bank’s agreement under the memorandum of understanding to refrain from paying cash dividends without prior regulatory approval; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; inflation; further deterioration in the market value of securities held in the Bancorp’s investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of the Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives;
competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, regulatory actions by the Federal Deposit Insurance
Corporation and Indiana Department of Financial Institutions, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on
Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the
SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning matters

Exhibit 99.1
attributable to the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, The Bancorp does not undertake any obligation to update any forward-
looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.
In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.
FOR FURTHER INFORMATION
CONTACT SHAREHOLDER SERVICES
(219) 853-7575

Finward Bancorp    Exhibit 99.1
Second Quarter 2025 Financial Results (unaudited)
Performance Ratios

	Quarter Ended					Six Months Ended
	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	6/30/2025	6/30/2024
Return on equity	5.66%	1.17%	5.39%	1.60%	0.39%	3.39%	12.81%
Return on assets	0.42%	0.09%	0.41%	0.12%	0.03%	0.25%	0.91%
Yield on loans	5.36%	5.25%	5.27%	5.22%	5.11%	5.31%	5.06%
Yield on security investments	2.42%	2.38%	2.34%	2.37%	2.43%	2.40%	2.40%
Total yield on earning assets	4.82%	4.71%	4.74%	4.70%	4.64%	4.77%	4.58%
Cost of interest-bearing deposits	2.12%	2.17%	2.41%	2.47%	2.37%	2.14%	2.37%
Cost of repurchase agreements	3.32%	3.35%	3.65%	4.04%	3.86%	3.34%	3.87%
Cost of borrowed funds	3.91%	4.12%	4.31%	4.56%	4.95%	4.01%	4.69%
Total cost of interest-bearing liabilities	2.22%	2.28%	2.53%	2.63%	2.55%	2.25%	2.53%
Net interest margin	2.97%	2.81%	2.65%	2.53%	2.53%	2.89%	2.47%
Net interest margin, tax-equivalent (non-GAAP) (1)	3.11%	2.95%	2.79%	2.66%	2.67%	3.03%	2.62%
Non-interest income/average assets	0.53%	0.43%	0.72%	0.55%	0.50%	0.48%	1.54%
Non-interest expense/average assets	2.90%	2.81%	2.75%	2.80%	2.79%	2.86%	2.83%
Efficiency ratio (non-GAAP) (1)	88.92%	93.11%	87.20%	97.32%	98.56%	90.95%	73.77%

Non-performing assets to total assets	0.74%	0.69%	0.74%	0.73%	0.61%	0.74%	0.61%
Non-performing loans to total loans	0.91%	0.84%	0.91%	0.92%	0.75%	0.91%	0.75%
Allowance for credit losses to non-performing loans	133.01%	143.84%	123.10%	134.12%	161.17%	133.01%	161.17%
Allowance for credit losses to loans receivable	1.22%	1.20%	1.12%	1.23%	1.22%	1.22%	1.22%
Net charge-offs (recoveries) as a percentage of average loans receivable	(0.11%)	0.01%	0.59%	0.05%	0.01%	(0.05%)	0.01%

Basic earnings per share	$0.50	$0.11	$0.49	$0.14	$0.03	$0.61	$2.21
Diluted earnings per share	$0.50	$0.11	$0.49	$0.14	$0.03	$0.61	$2.21
Weighted average common shares outstanding—basic	4,271,952	4,266,976	4,261,079	4,260,809	4,259,695	4,269,478	4,258,181
Weighted average common shares outstanding—diluted	4,291,319	4,284,496	4,286,742	4,281,148	4,271,052	4,287,877	4,266,415

Stockholders' equity/total assets	7.48%	7.44%	7.35%	7.69%	7.16%	7.48%	7.16%
Tangible common equity to total assets (non-GAAP) (1)	6.32%	6.26%	6.17%	6.51%	5.95%	6.32%	5.95%
Tangible common equity adjusted for accumulated other comprehensive loss to total assets (non-GAAP) (1)	9.11%	9.12%	8.99%	8.83%	8.79%	9.11%	8.79%
Book value per share	$35.67	$35.10	$35.10	$36.99	$34.45	$35.67	$34.45
Tangible common book value per share (non-GAAP) (1)	$30.16	$29.55	$29.48	$31.28	$28.67	$30.16	$28.67
Tangible common book value per share adjusted for accumulated other comprehensive loss (non-GAAP) (1)	$43.47	$43.02	$42.94	$42.47	$42.33	$43.47	$42.33
Closing stock price	$27.62	$29.10	$28.11	$31.98	$24.52	$27.62	$24.52
Dividends declared per common share	$0.12	$—	$0.12	$0.12	$0.12	$0.12	$0.24
(1)See the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Second Quarter 2025 Financial Results (unaudited)
Average Balances, Interest, Rates

	Quarter Ended
	June 30, 2025			March 31, 2025			December 31, 2024
	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/Rate
ASSETS
Interest bearing deposits in other financial institutions	$57,749	$614	4.25%	$53,553	$540	4.03%	$50,271	$650	5.17%
Federal funds sold	868	8	3.69%	1,375	12	3.49%	891	9	4.04%
Securities available-for-sale	327,867	1,980	2.42%	336,060	1,998	2.38%	343,411	2,011	2.34%
Loans receivable	1,486,861	19,940	5.36%	1,498,312	19,655	5.25%	1,504,233	19,802	5.27%
Federal Home Loan Bank stock	6,547	128	7.82%	6,547	136	8.31%	6,547	123	7.51%
Total interest earning assets	1,879,892	$22,670	4.82%	1,895,847	$22,341	4.71%	1,905,353	$22,595	4.74%
Cash and non-interest bearing deposits in other financial institutions	27,192			27,919			27,360
Allowance for credit losses	(18,028)			(16,946)			(18,110)
Other non-interest bearing assets	152,880			153,148			154,707
Total assets	$2,041,936			$2,059,968			$2,069,310

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing deposits	$1,470,225	$7,780	2.12%	$1,481,377	$8,044	2.17%	$1,465,198	$8,811	2.41%
Repurchase agreements	44,401	368	3.32%	41,631	349	3.35%	43,372	396	3.65%
Borrowed funds	58,995	577	3.91%	61,613	635	4.12%	72,536	781	4.31%
Total interest bearing liabilities	1,573,621	$8,725	2.22%	1,584,621	$9,028	2.28%	1,581,106	$9,988	2.53%
Non-interest bearing deposits	278,620			279,013			289,467
Other non-interest bearing liabilities	37,703			40,923			42,944
Total liabilities	1,889,944			1,904,557			1,913,517
Total stockholders' equity	151,992			155,411			155,793
Total liabilities and stockholders' equity	$2,041,936			$2,059,968			$2,069,310

Net interest income		$13,945			$13,313			$12,607
Return on average assets	0.42%			0.09%			0.41%
Return on average equity	5.66%			1.17%			5.39%
Net interest margin	2.97%			2.81%			2.65%
Net interest margin, tax-equivalent (non-GAAP)(1)	3.11%			2.95%			2.79%
Net interest spread	2.62%			2.43%			2.21%
Ratio of interest-earning assets to interest-bearing liabilities	1.19x			1.20x			1.21x
(1)See the reconciliation of non-GAAP measures to the most directly comparable GAAP measures on pg 13.

Finward Bancorp    Exhibit 99.1
Second Quarter 2025 Financial Results (unaudited)
Consolidated Balance Sheets

	As of
(Dollars in thousands)	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
ASSETS
Cash and non-interest bearing deposits in other financial institutions	$23,027	$18,563	$17,883	$23,071	$19,061
Interest bearing deposits in other financial institutions	79,976	52,829	52,047	48,025	63,439
Federal funds sold	411	975	654	553	707
Total cash and cash equivalents	103,414	72,367	70,584	71,649	83,207
Securities available-for-sale	327,845	330,127	333,554	350,027	339,585
Loans held-for-sale	834	2,849	1,253	2,567	1,185
Loans receivable, net of deferred fees and costs	1,489,486	1,491,696	1,508,976	1,508,242	1,506,398
Less: allowance for credit losses	(18,184)	(17,955)	(16,911)	(18,516)	(18,330)
Net loans receivable	1,471,302	1,473,741	1,492,065	1,489,726	1,488,068
Federal Home Loan Bank stock	6,547	6,547	6,547	6,547	6,547
Accrued interest receivable	7,651	7,821	7,721	7,442	7,695
Premises and equipment	46,179	46,680	47,259	47,912	48,696
Cash value of bank owned life insurance	33,932	33,712	33,514	33,312	33,107
Goodwill	22,395	22,395	22,395	22,395	22,395
Other intangible assets	1,414	1,635	1,860	2,203	2,555
Other assets	41,470	41,840	43,947	40,882	44,027
Total assets	$2,062,983	$2,039,714	$2,060,699	$2,074,662	$2,077,067
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing	$271,172	$281,461	$263,324	$285,157	$286,784
Interest bearing	1,483,678	1,468,923	1,497,242	1,463,653	1,469,970
Total	1,754,850	1,750,384	1,760,566	1,748,810	1,756,754
Repurchase agreements	48,331	45,053	40,116	43,038	42,973
Borrowed funds	65,000	56,657	65,000	85,000	85,000
Accrued expenses and other liabilities	40,549	35,813	43,603	38,259	43,709
Total liabilities	1,908,730	1,887,907	1,909,285	1,915,107	1,928,436
Stockholders' Equity:
Preferred stock, no par or stated value; 10,000,000 shares authorized, none outstanding	-	-	-	-	-
Common stock, no par or stated value; 10,000,000 shares authorized(1)	-	-	-	-	-
Additional paid-in capital	70,263	70,132	70,034	69,916	69,778
Accumulated other comprehensive loss	(57,560)	(58,244)	(58,084)	(48,241)	(58,939)
Retained earnings	141,550	139,919	139,464	137,880	137,792
Total stockholders' equity	154,253	151,807	151,414	159,555	148,631
Total liabilities and stockholders' equity	$2,062,983	$2,039,714	$2,060,699	$2,074,662	$2,077,067
(1) Shares of common stock issued and outstanding were at 4,324,889 at 6/30/2025; 4,324,485 at 3/31/2025; 4,313,698 at 12/31/24; 4,313,940 at 9/30/24;
and 4,313,940 at 6/30/24.

Finward Bancorp    Exhibit 99.1
Second Quarter 2025 Financial Results (unaudited)
Consolidated Statements of Income

	Quarter Ended
(Dollars in thousands, except per share data)	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Interest income:
Loans	$19,940	$19,655	$19,802	$19,660	$19,174
Securities & short-term investments	2,730	2,686	2,793	2,812	2,953
Total interest income	22,670	22,341	22,595	22,472	22,127
Interest expense:
Deposits	7,780	8,045	8,812	8,946	8,610
Borrowings	945	983	1,176	1,520	1,463
Total interest expense	8,725	9,028	9,988	10,466	10,073
Net interest income	13,945	13,313	12,607	12,006	12,054
Provision for (benefit from) credit losses	(274)	454	(579)	-	76
Net interest income after provision for credit losses	14,219	12,859	13,186	12,006	11,978
Non-interest income:
Fees and service charges	1,330	1,109	1,439	1,463	1,257
Wealth management operations	696	619	728	731	763
Gain on tax credit investment	-	67	1,236	-	-
Gain on sale of loans held-for-sale, net	378	230	328	338	320
Increase in cash value of bank owned life insurance	220	198	202	205	212
Gain (loss) on sale of real estate	-	-	(212)	-	15
Other	59	6	11	130	6
Total non-interest income	2,683	2,229	3,732	2,867	2,573
Non-interest expense:
Compensation and benefits	7,313	7,372	6,628	6,963	7,037
Occupancy and equipment	1,935	2,111	2,045	2,181	2,116
Data processing	1,341	1,039	1,202	1,165	1,135
Federal deposit insurance premiums	471	433	457	435	397
Marketing	214	86	220	209	212
Professional and outside services	1,115	1,260	1,341	1,251	1,257
Technology	545	454	509	602	507
Other	1,852	1,717	1,845	1,668	1,756
Total non-interest expense	14,786	14,472	14,247	14,474	14,417
Income before income taxes	2,116	616	2,671	399	134
Income tax expenses (benefit)	(35)	161	569	(207)	(9)
Net income	$2,151	$455	$2,102	$606	$143

Earnings per common share:
Basic	$0.50	$0.11	$0.49	$0.14	$0.03
Diluted	$0.50	$0.11	$0.49	$0.14	$0.03

Finward Bancorp    Exhibit 99.1
Second Quarter 2025 Financial Results (unaudited)
Consolidated Statements of Income (cont'd)

	Six Months Ended
(Dollars in thousands, except per share data)	6/30/2025	6/30/2024
Interest income:
Loans	$39,595	$38,053
Securities & short-term investments	5,416	6,058
Total interest income	45,011	44,111
Interest expense:
Deposits	15,825	17,404
Borrowings	1,928	2,873
Total interest expense	17,753	20,277
Net interest income	27,258	23,834
Provision for credit losses	180	76
Net interest income after provision for credit losses	27,078	23,758
Non-interest income:
Fees and service charges	2,439	2,410
Wealth management operations	1,315	1,396
Gain on tax credit investment	67	-
Gain on sale of loans held-for-sale, net	608	472
Increase in cash value of bank owned life insurance	418	405
Gain on sale of real estate	-	11,873
Loss on sale of securities, net	-	(531)
Other	65	24
Total non-interest income	4,912	16,049
Non-interest expense:
Compensation and benefits	14,685	14,146
Occupancy and equipment	4,046	4,024
Data processing	2,380	2,305
Federal deposit insurance premiums	904	898
Marketing	300	370
Professional and outside services	2,375	2,814
Technology	999	1,132
Other	3,569	3,732
Total non-interest expense	29,258	29,421
Income before income taxes	2,732	10,386
Income tax expenses	126	963
Net income	$2,606	$9,423

Earnings per common share:
Basic	$0.61	$2.21
Diluted	$0.61	$2.21

Finward Bancorp    Exhibit 99.1
Second Quarter 2025 Financial Results (unaudited)
Loans

	As of
(Dollars in thousands)	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	6/30/2025 vs 3/31/2025		6/30/2025 vs 6/30/2024
Residential real estate	$456,256	$458,424	$467,293	$471,156	$475,371	$(2,168)	(0.5)%	$(19,115)	(4.0)%
Home equity	51,112	49,752	49,758	49,106	48,435	1,360	2.7%	2,677	5.5%
Commercial real estate	551,091	554,866	551,674	539,972	529,421	(3,775)	(0.7)%	21,670	4.1%
Construction and land development	74,895	86,728	82,874	87,923	88,699	(11,833)	(13.6)%	(13,804)	(15.6)%
Multifamily	206,540	204,964	212,455	218,037	219,841	1,576	0.8%	(13,301)	(6.1)%
Commercial business	105,636	99,519	104,246	97,900	98,402	6,117	6.1%	7,234	7.4%
Consumer	2,347	504	551	522	611	1,843	365.7%	1,736	284.1%
Manufactured homes	25,146	25,762	26,708	27,462	28,721	(616)	(2.4)%	(3,575)	(12.4)%
Government	14,628	9,279	11,024	12,969	14,014	5,349	57.6%	614	4.4%
Loans receivable	1,487,651	1,489,798	1,506,583	1,505,047	1,503,515	(2,147)	(0.1)%	(15,864)	(1.1)%
Net deferred loan origination costs	2,012	2,209	2,439	2,606	3,054	(197)	(8.9)%	(1,042)	(34.1)%
Loan clearing funds	(177)	(311)	(46)	589	(171)	134	(43.1)%	(6)	3.5%
Loans receivable, net	$1,489,486	$1,491,696	$1,508,976	$1,508,242	$1,506,398	$(2,210)	(0.1)%	$(16,912)	(1.1)%
Deposits

	As of
(Dollars in thousands)	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024	6/30/2025 vs 3/31/2025		6/30/2025 vs 6/30/2024
Checking	$593,471	$589,403	$591,487	$579,132	$603,730	$4,068	0.7%	$(10,259)	(1.7)%
Savings	266,070	274,028	275,121	279,126	288,920	(7,958)	(2.9)%	(22,850)	(7.9)%
Money market	352,616	342,106	333,705	328,329	322,939	10,510	3.1%	29,677	9.2%
Certificates of deposit	542,693	544,847	560,253	562,223	541,165	(2,154)	(0.4)%	1,528	0.3%
Total deposits	$1,754,850	$1,750,384	$1,760,566	$1,748,810	$1,756,754	$4,466	0.3%	$(1,904)	(0.1)%

Finward Bancorp    Exhibit 99.1
Second Quarter 2025 Financial Results (unaudited)
Asset Quality

	As of and for the Quarter Ended
(Dollars in thousands)	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Non-accruing loans	$13,526	$12,483	$13,738	$13,806	$11,079
Accruing loans delinquent more than 90 days	145	-	-	-	294
Securities in non-accrual	1,616	1,630	1,419	1,440	1,371
Total nonperforming assets	$15,287	$14,113	$15,157	$15,246	$12,744

Allowance for credit losses (ACL):
ACL specific allowances for collateral dependent loans	$570	$259	$284	$1,821	$1,327
ACL general allowances for loan portfolio	17,614	17,696	16,627	16,695	17,003
Total ACL	$18,184	$17,955	$16,911	$18,516	$18,330
Allowance for Credit Losses

	As of and for the Quarter Ended
(Dollars in thousands)	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Beginning allowance for credit losses	$17,955	$16,911	$18,516	$18,330	$18,805
Provision for (benefit from) loan losses	(185)	1,077	597	372	(439)
Net (charge-offs) recoveries	414	(33)	(2,202)	(186)	(36)
Ending allowance for credit losses	$18,184	$17,955	$16,911	$18,516	$18,330

Finward Bancorp    Exhibit 99.1
Second Quarter 2025 Financial Results (unaudited)
Bank-Level Regulatory Capital Requirements

	June 30, 2025
	Actual (1)		Minimum Required For Capital Adequacy Purposes		Minimum Required To Be Well Capitalized Under Prompt Corrective Action Regulations
(Dollars in thousands)	Amount	Ratio	Amount	Ratio	Amount	Ratio
Common equity tier 1 capital to risk- weighted assets	$181,430	11.26%	$72,478	4.50%	$104,691	6.50%
Tier 1 capital to risk-weighted assets	$181,430	11.26%	$96,638	6.00%	$128,850	8.00%
Total capital to risk-weighted assets	$201,640	12.52%	$128,850	8.00%	$161,063	10.00%
Tier 1 leverage ratio	$181,430	8.69%	$83,550	4.00%	$104,437	5.00%
(1) Current quarter ratios are estimated.

Finward Bancorp    Exhibit 99.1
Second Quarter 2025 Financial Results (unaudited)
Reconciliation of Non-GAAP Performance Measures

	Quarter Ended
(Dollars in thousands, except per share amounts)	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024
Tangible Common Ratios
Stockholder's equity (GAAP)	$154,253	$151,807	$151,414	$159,555	$148,631
Less: Goodwill (GAAP)	(22,395)	(22,395)	(22,395)	(22,395)	(22,395)
Less: Other intangibles (GAAP)	(1,414)	(1,635)	(1,860)	(2,203)	(2,555)
Tangible common equity (non-GAAP)	$130,444	$127,777	$127,159	$134,957	$123,681
Add: Accumulated other comprehensive loss (GAAP)	57,560	58,244	58,084	48,241	58,939
Tangible common equity adjusted for accumulated other comprehensive loss (non-GAAP) (1)	$188,004	$186,021	$185,243	$183,198	$182,620
Total assets (GAAP)	$2,062,983	$2,039,714	$2,060,699	$2,077,067	$2,071,782
Shares outstanding - end of quarter	4,324,889	4,324,485	4,313,698	4,313,940	4,313,940
Common book value per share (GAAP)	$35.67	$35.10	$35.10	$36.99	$34.45
Tangible common book value per share (non-GAAP)	$30.16	$29.55	$29.48	$31.28	$28.67
Tangible common book value per share adjusted for accumulated other comprehensive loss (non-GAAP)	$43.47	$43.02	$42.94	$42.47	$42.33
Total equity to total assets (GAAP)	7.48%	7.44%	7.35%	7.69%	7.16%
Tangible common equity to total assets (non-GAAP)	6.32%	6.26%	6.17%	6.51%	5.95%
Tangible common equity adjusted for accumulated other comprehensive loss to total assets (non-GAAP)	9.11%	9.12%	8.99%	8.83%	8.79%

Calculation of net interest margin, taxable-equivalent basis
Net interest income (GAAP)	$13,945	$13,313	$12,607	$12,006	$12,054
Tax-equivalent adjustment on securities and loans (2)	674	670	674	678	677
Net interest income (tax-equivalent basis)	$14,619	$13,983	$13,281	$12,684	$12,731
Total average earning assets	$1,879,892	$1,895,847	$1,905,333	$1,910,731	$1,906,998
Net interest margin	2.97%	2.81%	2.65%	2.53%	2.53%
Net interest margin (tax-equivalent basis)	3.11%	2.95%	2.79%	2.66%	2.67%

Efficiency ratio
Total non-interest expense	$14,786	$14,472	$14,247	$14,474	$14,417
Total revenue	16,628	15,542	16,339	14,873	14,627
Efficiency ratio	88.92%	93.11%	87.20%	97.32%	98.56%
(1) Tangible common equity adjusted for accumulated other comprehensive loss is a non-GAAP financial measure used by management to evaluate the
Company's capital position without the impact of unrealized losses recorded in accumulated other comprehensive loss. This measure adjusts tangible common equity by adding back unrealized losses included in accumulated other comprehensive loss.
(2) The tax equivalent adjustment represents the increase in net interest income needed to reflect the tax-exempt income from certain investment securities and loans on tax-equivalent basis using a federal statutory corporate rate of 21%.